Exhibit 99.04

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 November, 1998
           Series 1998-02, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                7.687906
                                                       -----------------------
       Weighted average maturity                                       347.20
                                                       -----------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
       1.
                                 Principal
            Principal Per     Prepayments Per  Interest Per
      Class  Certificate        Certificate     Certificate     Payout Rate
      -----  -----------        -----------     -----------     -----------
       R    $   0.00000000   $    0.00000000  $   0.00000000   %  0.00000000
       PO   $   1.07745426   $    0.18455724  $   0.00000000   %  0.00000000
       A1   $  37.82717298   $   36.88925880  $   4.29427578   %  7.00000017
       A2   $   0.00000000   $    0.00000000  $   5.83333243   %  6.99999892
       A3   $  28.98115535   $   28.26257584  $   4.65418959   %  6.99999978
       A4   $   0.00000000   $    0.00000000  $   5.83333333   %  7.00000000
       A5   $   0.00000000   $    0.00000000  $   5.83333321   %  6.99999985
       A6   $  39.01329675   $   38.04597264  $   4.24843402   %  7.00000011
       A7   $   0.00000000   $    0.00000000  $   5.83333367   %  7.00000041
       A8   $  31.35942136   $   30.58187058  $   4.72220472   %  7.25000072
       A9   $  31.35942000   $   30.58187200  $   4.52680200   %  6.94999896
       A10  $   0.00000000   $    0.00000000  $   5.83333333   %  7.00000000
       A11  $   0.77257894   $    0.75342348  $   5.79426989   %  7.00000012
       A12  $  31.58017802   $   30.79715617  $   4.54843233   %  7.00000000
       M    $   0.77257954   $    0.00000000  $   5.79426924   %  6.99999928
       B1   $   0.77257986   $    0.00000000  $   5.79427019   %  7.00000042
       B2   $   0.77257764   $    0.00000000  $   5.79426797   %  6.99999776
       B3   $   0.77257764   $    0.00000000  $   5.79426797   %  6.99999776
       B4   $   0.77257396   $    0.00000000  $   5.79427515   %  7.00000630
       B5   $   0.77257683   $    0.00000000  $   5.79426917   %  6.99999918

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       N/A             $       N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            82,301.89
                                                               -----------------

C.    The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       362,117,403.00
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                1,244
                                                               -----------------
       3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance       Balance          Cusip
-----         -------           -----------------       -------          -----
R    $                    0.00  $            0.00  $             0.00  36157RDE2
PO   $              288,534.73  $      288,221.11  $           990.20  GEC9802PO
A1   $           15,307,321.35  $   14,520,764.78  $           698.33  36157RCS2
A2   $            3,700,000.00  $    3,700,000.00  $         1,000.00  36157RCT0
A3   $           20,221,258.92  $   19,486,750.81  $           768.88  36157RCU7
A4   $           24,561,000.00  $   24,561,000.00  $         1,000.00  36157RCV5
A5   $           34,060,499.00  $   34,060,499.00  $         1,000.00  36157RCW3
A6   $           46,831,423.84  $   44,322,786.20  $           689.29  36157RCX1
A7   $            9,800,000.00  $    9,800,000.00  $         1,000.00  36157RCY9
A8   $              781,605.44  $      750,246.05  $           750.25  36157RCZ6
A9   $            3,908,031.09  $    3,751,233.99  $           750.25  36157RDA0
A10  $            3,300,000.00  $    3,300,000.00  $         1,000.00  36157RDB8
A11  $           21,891,558.49  $   21,874,531.51  $           992.53  36157RDC6
A12  $          169,552,561.61  $  162,685,451.89  $           748.15  36157RDD4
SUP  $          360,094,892.03  $  348,993,558.69  $           797.62  GEC98002S
M    $            7,836,170.52  $    7,830,075.64  $           992.53  36157RDF9
B1   $            4,477,811.73  $    4,474,328.94  $           992.53  36157RDG7
B2   $            2,238,905.86  $    2,237,164.46  $           992.53  36157RDH5
B3   $            2,238,905.86  $    2,237,164.46  $           992.53  36157RDJ1
B4   $              671,473.11  $      670,950.84  $           992.53  36157RDK8
B5   $            1,567,450.47  $    1,566,231.32  $           992.53  36157RDL6

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number            10       Principal Balance  $        2,687,809.74
                              --------                          ----------------
       2.   60-89 days
            Number            0        Principal Balance  $                0.00
                              --------                          ----------------
       3.   90 days or more
            Number            1        Principal Balance  $          286,619.96
                              --------                          ----------------
       4.   In Foreclosure
            Number            1        Principal Balance  $          304,276.11
                              --------                          ----------------
       5.   Real Estate Owned
            Number            0        Principal Balance  $                0.00
                              --------                          ----------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                          $                0.00
                                                                ----------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                   $        4,508,007.00
                                                             -------------------

       2.   Bankruptcy Loss Amount:                       $          173,734.00
                                                             -------------------

       3.   Fraud Loss Amount:                            $        4,508,007.00
                                                             -------------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.00000000
                                                                    ------------